CPG INTERNATIONAL

Building Products. Better.

AZEK
Building Products

2008 First Quarter Earnings Call

May 14, 2008

Safe Harbor Statement and Use of Non-GAAP and Pro Forma Information

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements made in this presentation that relate to future events or the Company’s expectations, guidance, projections, estimates, intentions, goals, targets and strategies are forward looking statements.  You are cautioned that all forward-looking statements are based upon current expectations and estimates and the Company assumes no obligation to update this information.  Because actual results may differ materially from those expressed or implied by the forward-looking statements, the
Company cautions you not to place undue reliance on these statements.  For a detailed discussion of the important factors that affect the Company and that could cause actual results to differ from those expressed or implied by the Company’s forward-looking statements, please see “Management’s Discussion and
Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s current and future Annual Reports on Form 10-K and Quarterly
Reports on Form 10-Q.

ADJUSTED EBITDA STATEMENT

We refer to the term “Adjusted EBITDA” in various places throughout this presentation.  Adjusted EBITDA, or earnings (adjusted as described below) before interest, taxes, depreciation and amortization calculated on a pro forma basis as provided herein, is a material component of the significant covenants contained in our senior secured credit facility and the indenture governing the notes and accordingly, is important to the Company’s liquidity and ability to borrow under its debt instruments.  Adjusted EBITDA is calculated similarly under both the credit facility and the indenture by adding consolidated net income, income taxes, interest expense, depreciation and amortization and other non-cash expenses, income or loss attributable to discontinued operations and amounts payable pursuant to the management agreement with AEA Investors.  In addition, consolidated net income is adjusted to exclude certain items, including non-recurring charges with respect to the closing of the acquisition of Santana Holdings Corp. (the “Santana Acquisition”), the closing of the acquisition of Procell Decking Systems (the “Procell Acquisition”) and the related financing transactions, as well as certain other nonrecurring or unusual charges.  Please see the Company’s December 31, 2007 10-K, which contains a detailed description of our covenants and a thorough description of our use of
Adjusted EBITDA, and the use of Adjusted EBITDA in connection with certain calculations under the covenants, under our credit agreement and indenture.

While the determination of appropriate adjustments in the calculation of Adjusted EBITDA is subject to interpretation under our debt agreements, management believes the adjustments are in accordance with the covenants in our credit agreement and indenture, as discussed above.  Adjusted EBITDA should not be considered in isolation or construed as an alternative to our net income or other measures as determined in accordance with GAAP.  In addition, other companies in our industry or across different industries may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.  In future SEC filings, we may be required to change our presentation of Adjusted EBITDA in order to comply with the SEC’s rules regarding the use of non-GAAP financial measures.  In addition, you are cautioned not to place undue reliance on Adjusted EBITDA.  For a reconciliation of Adjusted EBITDA to net income, please see the Appendix to this presentation.

About CPG International

Headquartered in Scranton, Pennsylvania, CPG International is a manufacturer of market-leading brands of highly engineered premium, low-
maintenance building products for residential and commercial markets designed to replace wood, metal and other traditional materials in a variety of construction applications.  The Company’s products are marketed under several brands including AZEK ® Trimboards, AZEK® Deck, AZEK®
Moulding, Santana Products, Comtec, Capitol, EverTuff™, TuffTec™, Hiny Hider® and Celtec ®, as well as many other brands. For additional information on CPG please visit our web site at http:// www.cpgint.com.

Please note:

To access the conference call, please dial (866) 315-3365, and use conference ID code 45478823.  An encore presentation will be available for one week after the completion of the call.  In order to access the encore presentation, please dial (800) 642-1687 or (706) 645-9291, and use the conference ID code 45478823.

2008 First Quarter Financial Highlights

Market Conditions:            Housing starts down 32.1% from prior year

             Raw material costs up 42% from prior year

Revenue:                                                $94.2mm vs. $94.4mm in 2007

Performance ahead of underlying markets

Deck growth offsets trim and Scranton Products decline

Gross Margin:                              26.4% vs. 29.2% in 2007

Material costs offset by efficiencies

SG&A:                                                          13.1% of revenue vs. 11.3% in 2007

Increased amortization expense

Adjusted EBITDA:               Down 15.4% to $18.1mm; 19.2% EBITDA margin

Net Income:                                      $2.1mm, down from $5.2mm in 2007

Quarter Highlights

Introduction

Mission:

Be the Leading Supplier of Premium

Low Maintenance Building Products

Objective

Mission and Objectives

Increase market penetration

Geographies

Multi-Product offering

Distribution channels

Improve cost position

Operational efficiency

Functional excellence

Leverage scale

Product Leadership/Innovation

New products

Product enhancements

Expanded R&D

Operational Highlights – Scranton Products

Increasing Market Penetration:

Regaining market share in Commercial business

Actively engaging Pinnacle dealers and productive reps

New marketing materials and architects, dealers, reps support well received

Early response in bid season has been positive

Focus on improving customer experience with improved CSR department

Improving Cost Position:

Lowered Q1 conversion costs 16%

Plant layout, lean initiatives paying dividends

Managing working capital tightly, inventory down 29%

Product Leadership:

Fire rated line of partitions

Quarter Highlights

Operational Highlights – AZEK

Increasing Market Penetration:

Winter buy results in line with reduced expectations

Soft market activity, bad weather & channel’s willingness to hold inventory

Demand for cellular PVC decking growing

Expanded AZEK product offering being well received by dealers

Home Depot test continues, increasing revenue

Improving Cost Position:

Scranton decking manufacturing on-line

Improved scheduling/production planning

Optimizing production efficiencies

Product Leadership:

Porch plank launch well received

Railing acquisition closed, introducing product to AZEK channel

Mouldings line continues to grow

Quarter Highlights

CPG INTERNATIONAL

AZEK
SP
$94.4
$77.1
$82.6
$59.6
$94.2
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08

Volume
ASP
$1.28
$1.41
$1.38
$1.37
$1.32
73.5
54.7
60.0
43.5
71.4
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08

Quarterly Revenue

Financial Overview

YOY $(0.3)

or (0.3)%

Revenue

($ in millions)

Volume & ASP

(lbs in millions)

Q1 ’07 Rev                                $94.4

Composatron PF ’07(1)                  6.2

Procell PF ’07                                3.4

Q1 ’07 PF Rev                         $104.0

AZEK                                            (0.3)

SP                                                                          (2.5)

Q1 ’08 PF Rev(1)                                        $101.3

Pro Forma Variance Analysis

($ in millions)

YOY revenue growth (0.3)%

AZEK Deck growth

SP sales channel repositioning
underway

YOY $(2.7)

or (2.6)%

Footnote:

(1)  Excludes $2.1mm of non-railing revenue in 2007 and $0.8mm in 2008.

CPG INTERNATIONAL

Adjusted EBITDA
Margin
22.1%
19.0%
20.0%
17.8%
19.2%
$21.4
$14.7
$16.5
$10.6
$18.1
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08

29.2%
28.1%
28.5%
26.1%
26.4%
11.3%
15.6%
16.1%
18.3%
13.1%
Gross Margin
SG&A
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08

Quarterly Earnings

YOY Adj. EBITDA down 15.4%

Higher material costs

Increased productivity/efficiency

Increased Amortization expense

Financial Overview

Adjusted EBITDA

($ in millions)

Gross Margin/SG&A

(% of revenue)

Q1 ’07 Adj. EBITDA                                  $21.4

Procell/Composatron PF ’07          2.6

Q1 ’07 PF Adj. EBITDA                        $24.0

Change                                                     (4.1)

Q1 ’08 PF Adj. EBITDA                        $19.9

Variance Analysis

($ in millions)

YOY $(3.3)

or (15.4)%

YOY $(4.1)

or (17.1)%

$2.5
$3.2
$4.6
$4.1
$1.5
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08

$8.4
$7.4
$7.3
$21.8
$17.0
$14.4
2002
2003
2004
2005
2006
2007
2008E

Capital Expenditures

Financial Overview

YOY $(1.0)

or (40.0)%

Quarter Cap Ex

($ in millions)

Strategic projects and maintenance
investment continues

Decking capacity in both Foley and
Scranton

Ample capacity to serve market

Historical Cap Ex

($ in millions)

$8 - $13

108
$52.4
$47.2
61
55
51
$37.1
$35.8
$37.1
58
Days
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08

45
47
45
39
36
$50.7
$40.1
$38.2
$32.6
$30.7
Days
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08

% TTM Rev
18.8 %
17.9 %
16.8 %
15.9 %
14.3 %
$56.4
$57.6
$48.5
$44.1
$43.8
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08

•

–

–

–

Working Capital Management

Tightly managing working capital

Deck FG inventory and Railing
account for higher inventory

AR days in line

AP in line with historical norms

Financial Overview

YOY $10.1

or 27.2%

Inventory and Inv Days

($ in millions)

AR and AR Days

($ in millions)

YOY $10.6

or 26.4%

Inv/AR/Prepaid less AP/Accrued(1)

($ in millions)

Footnote:

(1)  Excludes $18.1mm of accrued earn-out.

$274.5
$267.2
$267.9
$275.3
$302.5
4.8x
4.5x
4.2x
4.3x
4.7x
Net Debt
Debt/EBITDA
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08

Revolver
Cash
$50.3
$57.3
$56.3
$48.2
$56.6
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08

Liquidity Position

Financial Overview

Net Debt(1) & Net Debt/EBITDA(2)

($ in millions)

Liquidity

($ in millions)

Liquidity increases with new ABL facility

Liquidity position at $56.6mm

$25mm acquisition term loan accounts for majority of debt increase

Debt load remains manageable

Trailing Twelve Month Adjusted Pro Forma EBITDA of $64.3mm

Footnotes:

(1)

Net debt defined as total debt and capital lease obligations less cash

(2)

Trailing twelve month pro forma adjusted EBITDA as defined in Credit Agreement

Low

High

$68mm

$78mm

Adjusted EBITDA growth ranges from 8% to 24%

2007 Guidance

(1) In preparation of our Adjusted EBITDA, we used a basis similar to actual interest, depreciation, amortization and taxes reported for 2007, subject to the timing of the Procell and Composatron Acquisitions.

2008 Adjusted EBITDA Guidance(1)

Downside:

Housing market deteriorates further

Recession impacts remodeling market

Recession impacts industrial markets

Resin prices escalate further

Upside:

Higher AZEK® Trim/Moulding/Deck
growth

Increased market penetration for
AZEK products

Increased outlets for Railing

Improved material cost and lower resin

Operational efficiencies

APPENDIX

Net Income to Adjusted EBITDA Reconciliation

Appendix

_____________________

(1) Represents the pro forma effect from Procell Decking and Composatron as if the Procell Acquisition and the Composatron
Acquisition took place on January 1, 2007, as defined by our credit agreement.

15

Add:

Less:

Three

Three

Months

Months

Twelve Months

Year Ended

Ended

Ended

Ended

(Dollars in thousands)

December 31,

March 31,

March 31,

March

3

1

,

200

7

2008

2007

200

8

Net

(loss) income

(a)

$

4

,627

$

           2,050

$

5,210

$

1,467

Interest expense, net (a)

33,698

9,179

8,546

34,331

Income tax

expense

(benefit)

3,760

1,285

3,120

1,925

Depreciation and amortization

1

8

,

157

4,853

4,126

18,884

EBITDA

60

,

242

17,367

21,002

56,607

Relocation and hiring costs

—

100

—

100

Retiring executive costs

—

—

—

Management fee

and expenses

(

d

)

1,733

551

375

1,909

Severance costs(c)

1,009

71

21

1,059

Settlement charges (b)

500

26

—

526

Gain on sale of property (e)

(422

)

—

—

(422

)

Santana Acquisition costs (

f

)

13

—

13

—

Procell non

—

recurring charges (

g

)

60

—

11

49

Adjusted EBITDA

$

63,135

$

18,115

$

21,422

$

59,828

Pro forma adjustments

5

,2

6

6

1

,73

6

2

,55

6

4,

4

4

6

Adjusted EBITDA with pro forma adjustments

$

68,

4

01

$

1

9,851

$

23,

9

7

8

$

64,

2

7

4

| (in thousands) | Q1 2008 |
| --- | --- |
| AZEK Building Products | 60,305 |
| Scranton Products | 11,084 |
| Total | 71,389 |

| | Q1 2007 |
| --- | --- |
| AZEK Building Products | 60,581 |
| Scranton Products | 12,873 |
| Total | 73,454 |

Quarterly Volume Information

Appendix

CPGINTERNATIONAL

CPGINTERNATIONAL
Building Products. Better.
AZEK
Building Products
SCRANTON PRODUCTS
AZEK Trim
AZEK Deck
AZEK Moulding
CELTEC
Vycom
Division of AZEK Building Products
Flametec
HITEC
HIGH DENSITY POLYETHYLENE (HDPE)
SEABOARD
COMTEC
INDUSTRIES
HINY HIDERS
Santana Products
CAPITOL
PARTITIONS INC.

Industrial

Commercial

Residential

Industrial

CPG

CPG

17